News Release

EXHIBIT 99.1

SM ENERGY ANNOUNCES EXPIRATION AND FINAL TENDER RESULTS OF PREVIOUSLY ANNOUNCED CASH TENDER OFFER
DENVER, Apr. 2, 2026 – SM Energy Company (“SM Energy”) (NYSE: SM) today announced the final tender results of the previously announced cash tender offer to purchase (the “Tender Offer”) up to $1,000,000,000 (the “Maximum Tender Amount”) aggregate principal amount of the outstanding 8.375% Senior Notes due 2028 (CUSIP Numbers Rule 144A: 17888HAA1 / Reg. S: U1638HAA5) (the “Notes”), originally issued by Civitas Resources, Inc. (“Civitas”), and assumed by SM Energy in connection with the closing of its merger with Civitas, subject to the terms and conditions set forth in the Offer to Purchase dated March 4, 2026 (as it may be amended or supplemented from time to time, the “Offer to Purchase”).
As of 5:00 p.m., New York City time, on April 1, 2026 (the “Expiration Date”), according to information provided by D.F. King & Co., Inc., the Tender Agent and the Information Agent for the Tender Offer, $110,390,000 aggregate principal amount of Notes had been validly tendered and not validly withdrawn after the Early Tender Date but prior to the Expiration Date. Subject to the terms and conditions of the Tender Offer, SM Energy is accepting for purchase all $110,390,000 aggregate principal amount of Notes validly tendered after the Early Tender Date and at or prior to the Expiration Date, in addition to the $783,605,000 aggregate principal amount of Notes accepted for purchase on March 19, 2026, for a total of $893,995,000 aggregate principal amount of Notes accepted for purchase. The settlement date with respect to all Notes validly tendered after the Early Tender Date but at or prior to the Expiration Date and not validly withdrawn and accepted for purchase is April 3, 2026.
The terms and conditions of the Tender Offer, including SM Energy’s obligation to accept the Notes tendered and pay the purchase price therefor, were set forth in the Offer to Purchase. The Tender Offer was not conditioned on any minimum amount of Notes being tendered.
SM Energy retained BofA Securities, Inc. as dealer manager and solicitation agent, and D.F. King & Co., Inc. as the Tender Agent and the Information Agent for the Tender Offer.
This press release does not constitute an offer to purchase or redeem or the solicitation of an offer to sell the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

DISCLOSURES
FORWARD LOOKING STATEMENTS
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release that address activities, events, or developments that we expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “action,” “anticipate,” “deliver,” “demonstrate,” “establish,” “estimate,” “expects,” “goal,” “generate,” “guidance,” “integrate,” “maintain,” “objectives,” “optimize,” “project,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this release include, but are not limited to, among other things, the completion of the Tender Offer. Such forward-looking statements are based on assumptions and analyses made by SM Energy in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors that SM Energy believes are appropriate under the circumstances. These statements involve known and unknown risks, which may cause SM Energy’s actual results to differ materially from results expressed or implied by the forward-looking statements. Future results may be impacted by the risks discussed in the Risk Factors section of SM Energy’s most recent Annual Report on Form 10-K, as such risk factors may be updated from time to time in SM Energy’s other periodic reports filed with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements contained herein speak as of the date of this release. Although SM Energy may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so, except as required by securities laws.
ABOUT THE COMPANY
SM Energy Company is an independent energy company engaged in the acquisition, exploration, development, and production of crude oil, natural gas, and natural gas liquids in the states of Colorado, New Mexico, Texas and Utah.
SM ENERGY INVESTOR CONTACTS
Patrick Lytle, plytle@sm-energy.com, 303-864-2502
Meghan Dack, mdack@sm-energy.com, 303-837-2426